ACCOUNTS AND OTHER RECEIVABLE, NET	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
ACCOUNTS AND OTHER RECEIVABLE, NET	ACCOUNTS AND OTHER RECEIVABLE, NET

(US$ MILLIONS)	2025	2024
Current, net	$6,550	$5,178
Non-current, net
Accounts receivable	397	449
Retainer on customer contract	58	55
Billing rights	720	597
Total non-current, net	$1,175	$1,101
Total (1)	$7,725	$6,279
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(1)Includes a receivable of $2,412 million (December 31, 2024: $1,341 million) related to the tax benefits at the partnership’s advanced energy storage operation. Refer to Note 2(ad)(i) for additional details.
Non-current billing rights represent unbilled rights from the partnership’s water and wastewater operation in Brazil from revenues earned from the construction of public concession contracts classified as financial assets, which are recognized when there is an unconditional right to receive cash or other financial assets from the concession authority for the construction services.
The partnership’s construction operation has a retention balance, which comprises amounts that have been earned but held back until the satisfaction of certain conditions specified in the contract. The retention balance included in current accounts and other receivable, net as at December 31, 2025 was $63 million (2024: $120 million).
The following table summarizes the change in the loss allowance for bad debts on accounts and other receivables for the years ended December 31, 2025 and 2024:

(US$ MILLIONS)	2025	2024
Loss allowance - beginning	$348	$204
Add: increase in allowance	74	240
Deduct: bad debt write-offs	(52)	(50)
Foreign currency translation and other	45	(46)
Loss allowance - ending	$415	$348